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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 15, 2003
                                 Date of Report
                        (Date of earliest event reported)



                            P. H. GLATFELTER COMPANY
             (Exact name of registrant as specified in its charter)





                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)

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
                 1-3560                                               23-0628360
        (Commission file number)                           (IRS Employer Identification No.)


   96 SOUTH GEORGE STREET, SUITE 500
        YORK, PENNSYLVANIA 17401                                    (717) 225-4711
(Address of principal executive offices)               (Registrant's telephone number, including area code)


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                                       N/A
          (Former name or former address, if changed since last report)

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ITEM  5.    OTHER EVENTS

            On August 15, 2003, Patricia G. Foulkrod resigned as a director of P.H. Glatfelter Company ("Glatfelter"), effective immediately. Glatfelter plans to fill the vacancy created by Ms. Foulkrod's resignation and is actively engaged in a search for a replacement candidate. A copy of Ms. Foulkrod's resignation letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   P. H. Glatfelter Company
                                                       (Registrant)

                Date: August 20, 2003        By:   /s/ John C. van Roden, Jr.
                                                   -----------------------------
                                                       John C. van Roden, Jr.
                                                       Senior Vice President and
                                                         Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number          Description

99.1 Letter from Patricia G. Foulkrod to George E. Glatfelter II, filed herewith.







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